UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2008
Trico Marine Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33402	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3200 Southwest Freeway, Suite 2950
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     As previously reported by Trico Marine Services, Inc. (the “Company”) in a report on Form 8-K dated May 28, 2008 and filed with the Securities and Exchange Commission on June 3, 2008, on May 30, 2008, Trico Shipping AS, a Norwegian limited liability company and indirect wholly owned subsidiary of the Company (“Trico Shipping”), completed the acquisition of control of DeepOcean ASA, a Norwegian public limited company (“DeepOcean”). The audited and unaudited consolidated financial statements (including the notes thereto) of DeepOcean and its subsidiaries, and the unaudited combined pro forma financial information for the Company and its subsidiaries are filed as Exhibit 99.2 and Exhibit 99.3, respectively, to this amended report.
Item 8.01 Other Events.
     In connection with the previously announced special meeting of shareholders, Trico intends to file with the U.S. Securities and Exchange Commission a preliminary proxy statement. A definitive proxy statement will be sent to the Trico’s stockholders, who are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information. When filed, stockholders may obtain Trico’s proxy statement and any amendments or supplements and other documents for free at the SEC’s website at www.sec.gov. Copies of Trico’s proxy materials will also be available for free at Trico’s website at www.tricomarine.com or by writing to Trico Marine Services, Inc., 3200 Southwest Freeway, Suite 2950, Houston, Texas 77027.
     Trico and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the special meeting. Information about Trico and its directors and officers can be found in the Trico’s Proxy Statements and Annual Reports on Form 10-K filed with the SEC, as well as on Trico’s website. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.
     The contents of the websites referenced above are not deemed to be incorporated by reference into Trico’s proxy materials.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of business acquired.
     The audited consolidated financial statements (including the notes thereto) of DeepOcean for the years ended December 31, 2007, 2006 and 2005 and the unaudited consolidated financial statements of DeepOcean as of March 31, 2008 and for the three months ended March 31, 2008 and 2007 are filed as Exhibit 99.2 to this report and incorporated herein by reference.
(b)	Pro forma financial information.
     The unaudited pro forma combined financial information of the Company and DeepOcean as of March 31, 2008 and for the three months ended March 31, 2008 and for the year ended December 31, 2007 is filed as Exhibit 99.3 to this report and incorporated herein by reference.
(d)	Exhibits
     Explanatory Note: In addition to Exhibits 99.2 and 99.3 noted above, the Company is filing herewith the executed versions of a Phantom Stock Units Agreement dated May 22, 2008 by and among Trico Shipping and West Supply IV AS (“West Supply”), and a Registration Rights Agreement dated May 22, 2008 among Trico Shipping and West Supply as Exhibits 10.3 and 10.4 to this report, respectively. The executed versions of these agreements reflect immaterial changes from the previously filed forms of these agreements.

10.1*	Credit Facility Agreement dated May 28, 2008 relating to NOK 260,000,000 between Trico Shipping AS, as Borrower, and Carnegie Investment Bank AB Norway Branch, as Lender.

10.2*	Pledge of Shares dated May 28, 2008 between Trico Shipping AS, as Pledgor, and Carnegie Investment Bank AB Norway Branch, as Pledgee.

10.3	Phantom Stock Units Agreement dated May 22, 2008 by and among Trico Marine Services, Inc. and West Supply IV AS.

10.4	Registration Rights Agreement dated May 22, 2008 among Trico Marine Services, Inc. and West Supply IV AS.

23.1	Consent of Deloitte AS.

99.1*	Offer Document dated May 30, 2008 regarding mandatory offer to acquire all issued and outstanding shares in DeepOcean ASA.

99.2	Audited Consolidated Financial Statements (including the notes thereto) of DeepOcean ASA for the years ended December 31, 2007, 2006 and 2005 and the Unaudited Condensed Consolidated Financial Statements of DeepOcean ASA as of March 31, 2008 and for the three months ended March 31, 2008 and 2007.

99.3	Unaudited Pro Forma Combined Financial Information of Trico Marine Services, Inc. and DeepOcean ASA as of March 31, 2008 and for the three months ended March 31, 2008 and for the year ended December 31, 2007.

*	Previously filed

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 13, 2008

TRICO MARINE SERVICES, INC.

By:	/s/ Rishi A. Varma

	Name:	Rishi A. Varma
	Title:	Chief Administrative Officer, Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

10.1*	Credit Facility Agreement dated May 28, 2008 relating to NOK 260,000,000 between Trico Shipping AS, as Borrower, and Carnegie Investment Bank AB Norway Branch, as Lender.

10.2*	Pledge of Shares dated May 28, 2008 between Trico Shipping AS, as Pledgor, and Carnegie Investment Bank AB Norway Branch, as Pledgee.

10.3	Phantom Stock Units Agreement dated May 22, 2008 by and among Trico Marine Services, Inc. and West Supply IV AS.

10.4	Registration Rights Agreement dated May 22, 2008 among Trico Marine Services, Inc. and West Supply IV AS.

23.1	Consent of Deloitte AS.

99.1*	Offer Document dated May 30, 2008 regarding mandatory offer to acquire all issued and outstanding shares in DeepOcean ASA.

99.2	Audited Consolidated Financial Statements (including the notes thereto) of DeepOcean ASA for the years ended December 31, 2007, 2006 and 2005 and the Unaudited Condensed Consolidated Financial Statements of DeepOcean ASA as of March 31, 2008 and for the three months ended March 31, 2008 and 2007.

99.3	Unaudited Pro Forma Combined Financial Information of Trico Marine Services, Inc. and DeepOcean ASA as of March 31, 2008 and for the three months ended March 31, 2008 and for the year ended December 31, 2007.

*	Previously filed